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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 24, 2003
                                                           -------------


                                PULTE HOMES, INC.
             (Exact name of registrant as specified in its Chapter)


              Michigan                                 1-9804                                 38-2766606
---------------------------------          -----------------------------            -------------------------------
    (State or other jurisdiction                    (Commission                              (IRS Employer
          of incorporation)                         File Number)                          Identification No.)



    100 BLOOMFIELD HILLS PARKWAY, SUITE 300, BLOOMFIELD HILLS, MICHIGAN 48304
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (248) 647-2750
                                                          --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

EXHIBIT NUMBER AND DESCRIPTION

 99.1          Second quarter earnings press release dated July 24, 2003.

ITEM 9.        REGULATION FD DISCLOSURE

         On July 24, 2003, Pulte Homes, Inc. issued the press release attached hereto as Exhibit 99.1 announcing earnings for the three and six months ended June 30, 2003. The information in Exhibit 99.1 is being provided pursuant to both Items 9 and 12 of Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PULTE HOMES, INC.



Date: July 24, 2003                   By: /s/ John R. Stoller
                                         ---------------------------------------
                                          Name:   John R. Stoller
                                          Title:  Senior Vice President, General
                                                  Counsel and Secretary



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                                INDEX TO EXHIBITS


EXHIBIT NO.          DESCRIPTION
-----------          -----------

    99.1             Second quarter earnings press release dated July 24, 2003.